UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

STANDARD PACIFIC CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10959 (Commission File Number)	33-0475989 (IRS Employer Identification No.)

15360 Barranca Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

     Registrant's telephone number, including area code: (949) 789-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 8, 2012 the Compensation Committee of the Board of Directors adopted the 2012 compensation program described below for each of the Company’s named executive officers.  A more detailed description of the Company’s named executive officer compensation program is included in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on March 14, 2012.

Base Salaries.  The Committee elected to freeze base salaries at 2011 levels for each of the named executive officers, other than Scott D. Stowell.  Mr. Stowell’s base salary was increased by $100,000, effective April 1, 2012, to reflect his promotion to Chief Executive Officer in January 2012.

Annual Cash Incentive Compensation.  The 2012 annual cash incentive targets for our named executive officers are 100% of base salary for Messrs. Stowell and McCall and 50% of base salary for Mr. Babel and Ms. Marlett.  The Committee believes that these annual incentive opportunities are consistent with those provided to other similarly situated executives among the Company’s comparators.

Annual incentive awards will be earned based on corporate and individual performance in 2012.  The primary corporate performance metric is pre-tax income.  The Committee selected pre-tax income as the most significant performance metric because the Company’s named executive officers are responsible for the operational oversight of our entire Company and the Committee believes that achievement of the pre-tax income target set forth in the Company’s 2012 business plan will be a strong indicator of individual performance.  For our Chief Legal and Chief Marketing Officers, achievement of targeted levels of annual incentive compensation will also depend upon the achievement of certain departmental performance objectives related to their respective areas of supervision.

Payouts under the program are subject to a minimum performance threshold and are subject to a cap, defined as a percentage of base salary.  Maximum payouts will only be earned for superior performance.

The Committee provided a long-term equity grant to each of the Company’s named executive officers for 2012, the dollar value of each grant expressed as a percentage of the executive’s base salary. The grant consists of the following components:

•	Restricted Stock. 25% restricted common stock (vesting in three equal installments on each of the first three anniversaries of the issuance date);

•
Capped Stock Appreciation Right.  25% capped common stock appreciation rights (with a grant price equal to the closing price of the Company’s common stock on the issuance date, vesting in three equal installments on each of the first three anniversaries of the issuance date, and with the value per share of the award capped at the difference between twelve dollars ($12) and the closing price of the Company’s common stock on the issuance date; and

•
Performance Share Award.  50% in performance share awards (with payouts at 1-4 times the target number of shares of common stock based on the Company’s actual earnings per share for the year ended December 31, 2014).

In addition to the foregoing long-term equity grants, which are intended to be an annual component of named executive officer compensation in the future, the Committee decided to provide a one-time grant of market based capped stock appreciation rights ("Market Based SAR") to the named executive officers to further align their interests with the Company’s other stockholders.  These market based grants have a five year term and vest in three equal tranches only if the Company’s common stock closing price reaches eight ($8), nine ($9) and ten ($10) dollars, respectively, for twenty consecutive trading days.  The value per share of the award is capped at the difference between twelve dollars ($12) and the closing price of the Company’s common stock on the issuance date.

Chief Executive Officer.  Scott D. Stowell, the Company’s President and Chief Executive Officer, will receive a base salary of $850,000 for 2012 (effective April 1, 2012). In addition to Mr. Stowell’s base salary, he has been provided the opportunity to earn annual cash incentive compensation of between 0% and 200% of his base salary (with a target of 100%) based on the Company’s 2012 pre-tax income.  Alternatively, Mr. Stowell will be entitled to receive cash incentive compensation of up to 50% of his base salary if the Company exceeds a threshold number of new home deliveries during 2012.  In addition, Mr. Stowell was granted long term equity incentive compensation, consisting of 25% Restricted Stock, 25% Capped Stock Appreciation Right, and 50% Performance Share Award with a grant date fair value of 200% of his base salary and a Market Based SAR of 900,000 shares.

Chief Financial Officer.  Jeff J. McCall, the Company’s Chief Financial Officer, will receive a base salary of $550,000 for 2012.  In addition to his base salary, Mr. McCall has been provided the opportunity to earn annual cash incentive compensation of between 0% and 200% of his base salary (with a target of 100%) based on the Company’s 2012 pre-tax income.  In addition, Mr. McCall was granted long term equity incentive compensation, consisting of 25% Restricted Stock, 25% Capped Stock Appreciation Right, and 50% Performance Share Award with a grant date fair value of 100% of his base salary and a Market Based SAR of 600,000 shares.

Chief Legal Officer.  John P. Babel, the Company’s Chief Legal Officer, will receive a base salary of $425,000 for 2012.  In addition to his base salary, Mr. Babel has been provided the opportunity to earn annual cash incentive compensation of between 0% and 80% of his base salary (with a target of 50%), based 60% on the Company’s 2012 pre-tax income, 15% on individual performance goals, and 25% upon the Chief Executive Officer and the Committee’s subjective evaluation of his performance.  In addition, Mr. Babel was granted long term equity incentive compensation, consisting of 25% Restricted Stock, 25% Capped Stock Appreciation Right, and 50% Performance Share Award with a grant date fair value of 50% of his base salary and a Market Based SAR of 120,000 shares.

Chief Marketing Officer.  Wendy L. Marlett, the Company’s Chief Marketing Officer, will receive a base salary of $525,000 for 2012.  In addition to her base salary, Ms. Marlett has been provided the opportunity to earn annual cash incentive compensation of between 0% and 80% of her base salary (with a target of 50%), based 60% on the Company’s 2012 pre-tax income, 25% on individual performance goals, and 15% upon the Chief Executive Officer and the Committee’s subjective evaluation of her performance.  In addition, Ms. Marlett was granted long term equity incentive compensation, consisting of 25% Restricted Stock, 25% Capped Stock Appreciation Right, and 50% Performance Share Award with a grant date fair value of 50% of her base salary and a Market Based SAR of 120,000 shares.

Severance and Change in Control Protection Agreements.

On March 8, 2012, the Committee authorized the Company to enter into a Severance and Change in Control Protection Agreement with each of its named executive officers.  These agreements replace in their entirety all existing employment agreements between the Company and these officers.  The form Severance and Change in Control Protection Agreement is attached hereto as Exhibit 10.4.

Under these agreements, if the executive’s employment with the Company is terminated without cause (cause generally consisting of various bad acts described more particularly in the agreement) other than in connection with a change in control, the executive is entitled to receive a lump sum payment equal to a multiple (CEO 2x, other named executive officers 1.5x) of the sum of his or her current base salary plus his or her target annual cash incentive bonus for the year prior to the year of termination, and Company paid COBRA for 2 years in the case of the CEO, and 1.5 years in the case of the other named executive officers.  No special treatment of equity awards is provided.

If the executive’s employment with the Company is terminated by the Company without cause or by the executive for good reason (generally consisting of adverse changes in responsibilities, compensation, benefits or location of work place) in connection with a change in control (i.e., “Double-Trigger” required for payouts), the executive is entitled to receive a lump sum payment equal to a multiple (CEO 3x, other named executive officers 2x) of the sum of his or her current base salary plus his or her target bonus for the year of termination, Company paid COBRA for 3 years in the case of the CEO and 2 years in the case of the other named executive officers, and an additional pro-rata bonus.  In addition, all unvested equity awards will vest as of the date of termination.

Standard Terms and Conditions for Equity Awards.

Attached as Exhibits 10.1, 10.2 and 10.3 to this Report on Form 8-K are the summary terms and conditions applicable to the 2012 awards of stock appreciation rights, restricted stock and performance share awards to our named executive officers.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

EXHIBIT

NUMBER                      DESCRIPTION

10.1	Standard Terms and Conditions for Capped Stock Appreciation Rights

10.2	Standard Terms and Conditions for Restricted Stock Grants

10.3	Standard Terms and Conditions for 2012 Performance Share Awards

10.4	Form of Severance and Change in Control Protection Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PACIFIC CORP.

Date: March 14, 2012

STANDARD PACIFIC CORP.

By:	/S/ JEFF J. MCCALL
Jeff J. McCall
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT

NUMBER                      DESCRIPTION

10.1	Standard Terms and Conditions for Capped Stock Appreciation Rights

10.2	Standard Terms and Conditions for Restricted Stock Grants

10.3	Standard Terms and Conditions for 2012 Performance Share Awards

10.4	Form of Severance and Change in Control Protection Agreement